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                                                                 EXHIBIT 24
                              POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     Each of the undersigned hereby constitutes and appoints BURTON E. BROOME, SHIRLEY H. BUCCIERI and ROBERT D. MYERS and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (either manually or electronically through the EDGAR System of the United States Securities and Exchange Commission) the 1995 Annual Report on Form 10-K for Transamerica Corporation and any and all amendments thereto, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned directors have executed this Power of Attorney effective as of the 22nd day of March, 1996.


MYRON DU BAIN                          TONI REMBE
______________________________         ______________________________
Myron Du Bain                          Toni Rembe


SAMUEL L. GINN                         CONDOLEEZZA RICE
______________________________         ______________________________
Samuel L. Ginn                         Condoleezza Rice


JAMES R. HARVEY                        CHARLES R. SCHWAB
______________________________         ______________________________
James R. Harvey                        Charles R. Schwab


FRANK C. HERRINGER                     FORREST N. SHUMWAY
______________________________         ______________________________
Frank C. Herringer                     Forrest N. Shumway


GORDON E. MOORE                        PETER V. UEBERROTH
______________________________         ______________________________
Gordon E. Moore                        Peter V. Ueberroth